Exhibit 99.1

Power Integrations Reports Second-Quarter Financial Results

Revenues were $109.5 million; GAAP earnings were $0.51 per diluted share; non-GAAP earnings were $0.74 per diluted share

SAN JOSE, Calif.--(BUSINESS WIRE)--July 26, 2018--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter ended June 30, 2018. Net revenues for the second quarter were $109.5 million, an increase of six percent from the prior quarter and an increase of two percent from the second quarter of 2017. Net income for the quarter was $15.4 million or $0.51 per diluted share, compared to net income of $0.46 per diluted share in the prior quarter and $0.46 per diluted share in the second quarter of 2017. Cash flow from operations was $26.7 million for the quarter.

In addition to its GAAP results, the company provided certain non-GAAP financial measures that exclude stock-based compensation expenses, amortization of acquisition-related intangible assets and the tax effects of these items. Non-GAAP net income for the second quarter of 2018 was $22.2 million or $0.74 per diluted share, compared with $0.67 per diluted share in the prior quarter and $0.69 per diluted share in the second quarter of 2017.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Revenues and earnings increased significantly compared to the prior quarter, and we generated strong cash flow while returning nearly $35 million to stockholders. While some customers have begun to express caution in light of global trade issues, we expect third-quarter sequential revenue growth consistent with recent seasonality. Meanwhile, InnoSwitch™-3 products are winning designs across a broad range of applications, and the next phase of growth in rapid-charging applications is taking shape as USB PD technology approaches mass adoption.

“We also achieved an important operational milestone in the second quarter with the announcement of AEC-Q100 automotive certification for our SCALE-iDriver® gate-driver products. Electric-vehicle makers want safe, reliable power-conversion products for drivetrain, charging and other high-voltage applications in the car, and we are encouraged by the response of automotive customers.”

Additional Highlights

  Power Integrations repurchased approximately 434,000 shares of its common stock during the second quarter, utilizing $30.1 million. The company had $11.0 million remaining on its repurchase authorization at quarter-end.
  The company paid a dividend of $0.16 per share on June 29, 2018. A dividend of $0.16 per share is scheduled to be paid on September 28, 2018, to stockholders of record as of August 31, 2018.
  Power Integrations was issued nine U.S. patents during the second quarter of 2018.

Financial Outlook

The company issued the following forecast for the third quarter of 2018:

  Revenues are expected to be $114 million plus or minus $3 million.
  Gross margins are expected to be similar to second-quarter levels.
  GAAP operating expenses are expected to be between $41.5 million and $42.5 million; non-GAAP operating expenses are expected to be between $35 million and $36 million. (Non-GAAP expenses are expected to exclude approximately $6 million of stock-based compensation and $0.5 million of amortization of acquisition-related intangible assets.)

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can join the call by dialing 1-647-689-4187. The call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets (including in-place lease intangible assets) and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. These non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The statements in this press release regarding the company’s forecast for its third-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 14, 2018. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC. CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
NET REVENUES	$109,482	$103,081	$107,563	$212,563	$212,251

COST OF REVENUES	53,248	49,537	54,116	102,785	108,328

GROSS PROFIT	56,234	53,544	53,447	109,778	103,923

OPERATING EXPENSES:
Research and development	17,898	17,481	17,341	35,379	33,981
Sales and marketing	13,022	12,574	12,607	25,596	24,240
General and administrative	9,220	9,014	8,765	18,234	17,469
Amortization of acquisition-related intangible assets	475	514	537	989	1,120
Total operating expenses	40,615	39,583	39,250	80,198	76,810

INCOME FROM OPERATIONS	15,619	13,961	14,197	29,580	27,113

Other income, net	885	836	465	1,721	971

INCOME BEFORE INCOME TAXES	16,504	14,797	14,662	31,301	28,084

PROVISION FOR INCOME TAXES	1,123	597	760	1,720	83

NET INCOME	$15,381	$14,200	$13,902	$29,581	$28,001

EARNINGS PER SHARE:
Basic	$0.52	$0.48	$0.47	$1.00	$0.95
Diluted	$0.51	$0.46	$0.46	$0.97	$0.92

SHARES USED IN PER-SHARE CALCULATION:
Basic	29,505	29,799	29,720	29,651	29,589
Diluted	30,183	30,552	30,454	30,387	30,370

SUPPLEMENTAL INFORMATION:

Stock-based compensation expenses included in:
Cost of revenues	$292	$249	$351	$541	$494
Research and development	2,271	1,839	2,351	4,110	3,985
Sales and marketing	1,126	1,276	1,189	2,402	2,286
General and administrative	2,426	2,261	2,436	4,687	4,531
Total stock-based compensation expense	$6,115	$5,625	$6,327	$11,740	$11,296

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$813	$813	$939	$1,626	$1,878

General & administrative expenses include:
Patent-litigation expenses	$2,019	$1,897	$1,779	$3,916	$3,623

Other income, net includes:
Amortization of in-place lease intangible assets	$-	$-	$90	$-	$180

REVENUE MIX BY END MARKET
Communications	20%	19%	22%	20%	25%
Computer	5%	5%	4%	5%	4%
Consumer	40%	40%	41%	40%	39%
Industrial	35%	36%	33%	35%	32%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$56,234	$53,544	$53,447	$109,778	$103,923
GAAP gross margin	51.4%	51.9%	49.7%	51.6%	49.0%

Stock-based compensation included in cost of revenues	292	249	351	541	494
Amortization of acquisition-related intangible assets	813	813	939	1,626	1,878

Non-GAAP gross profit	$57,339	$54,606	$54,737	$111,945	$106,295
Non-GAAP gross margin	52.4%	53.0%	50.9%	52.7%	50.1%

RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$40,615	$39,583	$39,250	$80,198	$76,810

Less:Stock-based compensation expense included in operating expenses
Research and development	2,271	1,839	2,351	4,110	3,985
Sales and marketing	1,126	1,276	1,189	2,402	2,286
General and administrative	2,426	2,261	2,436	4,687	4,531
Total	5,823	5,376	5,976	11,199	10,802

Amortization of acquisition-related intangible assets	475	514	537	989	1,120

Non-GAAP operating expenses	$34,317	$33,693	$32,737	$68,010	$64,888

RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income from operations	$15,619	$13,961	$14,197	$29,580	$27,113
GAAP operating margin	14.3%	13.5%	13.2%	13.9%	12.8%

Add: Total stock-based compensation	6,115	5,625	6,327	11,740	11,296
Amortization of acquisition-related intangible assets	1,288	1,327	1,476	2,615	2,998

Non-GAAP income from operations	$23,022	$20,913	$22,000	$43,935	$41,407
Non-GAAP operating margin	21.0%	20.3%	20.5%	20.7%	19.5%

RECONCILIATION OF PROVISION (BENEFIT) FOR INCOME TAXES
GAAP provision for income taxes	$1,123	$597	$760	$1,720	$83
GAAP effective tax rate	6.8%	4.0%	5.2%	5.5%	0.3%

Tax effect of adjustments to GAAP results	(559)	(789)	(736)	(1,348)	(2,269)

Non-GAAP provision for income taxes	$1,682	$1,386	$1,496	$3,068	$2,352
Non-GAAP effective tax rate	7.0%	6.4%	6.6%	6.7%	5.5%

RECONCILIATION OF NET INCOME (LOSS) PER SHARE (DILUTED)
GAAP net income	$15,381	$14,200	$13,902	$29,581	$28,001

Adjustments to GAAP net income
Stock-based compensation	6,115	5,625	6,327	11,740	11,296
Amortization of acquisition-related intangible assets	1,288	1,327	1,476	2,615	2,998
Amortization of in-place lease intangible assets	-	-	90	-	180
Tax effect of items excluded from non-GAAP results	(559)	(789)	(736)	(1,348)	(2,269)

Non-GAAP net income	$22,225	$20,363	$21,059	$42,588	$40,206

Average shares outstanding for calculation of non-GAAP income per share (diluted)	30,183	30,552	30,454	30,387	30,370

Non-GAAP net income per share (diluted)	$0.74	$0.67	$0.69	$1.40	$1.32

GAAP income per share	$0.51	$0.46	$0.46	$0.97	$0.92

POWER INTEGRATIONS, INC. CONSOLIDATED BALANCE SHEETS (in thousands)

	June 30, 2018	March 31, 2018	December 31, 2017
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$148,187	$121,327	$93,655
Short-term marketable securities	98,494	136,370	189,236
Accounts receivable, net	6,843	17,727	16,798
Inventories	68,824	63,208	57,087
Prepaid expenses and other current assets	10,619	11,003	7,758
Total current assets	332,967	349,635	364,534

PROPERTY AND EQUIPMENT, net	111,063	109,871	111,705
INTANGIBLE ASSETS, net	23,751	25,071	25,419
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	3,181	2,506	2,364
OTHER ASSETS	25,216	25,502	25,203
Total assets	$588,027	$604,434	$621,074

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$26,518	$30,991	$33,211
Accrued payroll and related expenses	12,053	10,564	12,064
Taxes payable	1,254	2,183	1,767
Other accrued liabilities	4,588	4,427	4,009
Total current liabilities	44,413	48,165	51,051

LONG-TERM LIABILITIES:
Income taxes payable	17,635	18,138	18,259
Deferred tax liabilities	55	140	138
Other liabilities	4,095	4,159	3,944
Total liabilities	66,198	70,602	73,392

STOCKHOLDERS' EQUITY:
Common stock	28	29	29
Additional paid-in capital	152,380	175,352	198,384
Accumulated other comprehensive loss	(2,088)	(2,382)	(2,139)
Retained earnings	371,509	360,833	351,408
Total stockholders' equity	521,829	533,832	547,682
Total liabilities and stockholders' equity	$588,027	$604,434	$621,074

POWER INTEGRATIONS, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$15,381	$14,200	$13,902	$29,581	$28,001
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	4,760	4,931	4,357	9,691	8,469
Amortization of intangible assets	1,320	1,348	1,566	2,668	3,178
Loss on disposal of property and equipment	22	38	-	60	38
Stock-based compensation expense	6,115	5,625	6,327	11,740	11,296
Amortization of premium on marketable securities	114	262	257	376	508
Deferred income taxes	(760)	(140)	457	(900)	(648)
Increase in accounts receivable allowances	12	5	80	17	80
Change in operating assets and liabilities:
Accounts receivable	10,872	(934)	(3,731)	9,938	(12,249)
Inventories	(5,616)	(6,121)	(1,283)	(11,737)	132
Prepaid expenses and other assets	1,753	(3,141)	(115)	(1,388)	(8,349)
Accounts payable	(7,509)	233	(1,252)	(7,276)	(3,629)
Taxes payable and other accrued liabilities	233	(577)	3,523	(344)	3,208
Net cash provided by operating activities	26,697	15,729	24,088	42,426	30,035

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(4,022)	(6,491)	(16,473)	(10,513)	(22,876)
Acquisition of technology licenses	-	(500)	-	(500)	-
Purchases of marketable securities	-	-	(49,636)	-	(111,574)
Proceeds from sales and maturities of marketable securities	37,987	52,366	31,800	90,353	78,140
Net cash provided by (used in) investing activities	33,965	45,375	(34,309)	79,340	(56,310)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of common stock	978	4,657	697	5,635	5,089
Repurchase of common stock	(30,075)	(33,314)	-	(63,389)	-
Payments of dividends to stockholders	(4,705)	(4,775)	(4,162)	(9,480)	(8,299)
Proceeds from draw on line of credit	-	8,000	-	8,000	-
Payments on line of credit	-	(8,000)	-	(8,000)	-
Net cash used in financing activities	(33,802)	(33,432)	(3,465)	(67,234)	(3,210)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	26,860	27,672	(13,686)	54,532	(29,485)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	121,327	93,655	46,335	93,655	62,134

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$148,187	$121,327	$32,649	$148,187	$32,649

CONTACT:
Power Integrations, Inc.
Joe Shiffler, 408-414-8528
joe@power.com